Exhibit 99.2

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS (213113)
JOHN K. GRANT (169813)
CHRISTOPHER M. WOOD (254908)
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
shawnw@csgrr.com
johnkg@csgrr.com
cwood@csgrr.com	BARROWAY TOPAZ KESSLER
— and —	MELTZER & CHECK, LLP
TRAVIS E. DOWNS III (148274)	ERIC L. ZAGAR
JEFFREY D. LIGHT (159515)	ROBIN WINCHESTER
BENNY C. GOODMAN III (211302)	280 King of Prussia Road
655 West Broadway, Suite 1900	Radnor, PA 19087
San Diego, CA 92101	Telephone: 610/667-7706
Telephone: 619/231-1058	610/667-7056 (fax)
619/231-7423 (fax)	ezagar@btkmc.com
travisd@csgrr.com	rwinchester@btkmc.com
jeffl@csgrr.com
bennyg@csgrr.com

Co-Lead Counsel for Plaintiffs

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re DITECH NETWORKS, INC.	)	No. C-06-05157-JF
DERIVATIVE LITIGATION	)
	)	NOTICE OF SETTLEMENT
)
This Document Relates To:	)	EXHIBIT B-1
)
ALL ACTIONS.	)
)

TO:         ALL CURRENT SHAREHOLDERS OF DITECH NETWORKS, INC. (“DITECH” OR THE “COMPANY”) COMMON STOCK AS OF SEPTEMBER 29, 2009.

PLEASE TAKE NOTICE that the above-captioned consolidated shareholder derivative action, as well as the derivative action pending in the Superior Court of the State of California, County of Santa Clara, entitled Zhu v. Montgomery, et al., No. 1:06-CV-075695 (together, the “Actions”), are being settled and the parties have entered into a Stipulation and Agreement of Settlement dated September 29, 2009 (“Stipulation”).  The terms of the settlement set forth in the Stipulation include: (i) the adoption and/or implementation of a variety of corporate governance measures, including enhanced stock option granting and compliance procedures that relate to and address many of the underlying issues in the Actions, the separation of Chairman of the Board and CEO positions, and the appointment of a lead independent director; and (ii) Ditech’s payment of Plaintiffs’ counsel’s attorneys’ fees and expenses in the amount of $1.05 million.

IF YOU ARE A CURRENT OWNER OF DITECH COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

On                               , 2009, at           .m., a settlement hearing will be held before the United States District Court for the Northern District of California, 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine: (i) whether the terms of the settlement should be approved as fair, reasonable, and adequate; and (ii) whether the above-entitled action should be dismissed on the merits and with prejudice.

Any shareholder of Ditech that objects to the settlement of the Actions shall have a right to appear and to be heard at the settlement hearing, provided that he or she was a shareholder of record as of September 29, 2009.  Any shareholder of Ditech who satisfies this requirement may enter an appearance through counsel of such member’s own choosing and at such member’s own expense or may appear on his, her, or its own.  However, no shareholder of Ditech shall be heard at the settlement hearing unless, no later than fourteen (14) days prior to the date of the settlement hearing, such shareholder has filed with the Federal Court and delivered to Plaintiffs’ counsel and counsel for nominal party Ditech a written notice of objection, their grounds for objecting to the settlement, and proof of both their status as a shareholder and the dates of stock ownership in Ditech.  Only shareholders who have filed and delivered validly and timely written notices of objection will be entitled to be heard at the settlement hearing unless the Federal Court orders otherwise.

If you wish to object to the settlement, you must file a written objection setting forth the grounds for such an objection with the Federal Court on or before                     , with service on the following parties:

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
280 King of Prussia Road
Radnor, PA 19087

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
JEFFREY D. LIGHT
655 West Broadway, Suite 1900
San Diego, CA 92101

Co-Lead Counsel for Plaintiffs
in the Federal Derivative Action

ROBBINS UMEDA LLP
MARC M. UMEDA
610 West Ash Street, Suite 1800
San Diego, CA 92101

Counsel for Plaintiffs Peter Zhu
in the State Derivative Action

MORRISON & FOERSTER, LLP
EUGENE ILLOVSKY
755 Page Mill Road
Palo Alto, CA 94304

Counsel for the Individual Defendants and
nominal defendant, Ditech

Inquiries may be made to Co-Lead Counsel: Eric. L Zagar, Barroway Topaz Kessler Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA 19087, phone (610) 667-7706 or Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA  92101, phone (800) 449-4900.

DATED: , 2009	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION